Summary Prospectus July 1, 2022
  JPMorgan Tax Free Money Market Fund
Class/Ticker: Reserve/RTJXX
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-766-7722 or by sending an e-mail request to global_liquidity_funds_services_us@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated July 1, 2022, as may be supplemented from time to time are incorporated by reference into this Summary Prospectus.
The Fund’s Objective
The Fund aims to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Reserve
Management Fees	0.08%
Distribution (Rule 12b-1) Fees	0.25
Other Expenses	0.36
Service Fees	0.30
Remainder of Other Expenses	0.06
Total Annual Fund Operating Expenses	0.69
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
RESERVE SHARES ($)	70	221	384	859
The Fund’s Main Investment Strategy
Under normal conditions, the Fund invests primarily in municipal obligations, the interest on which is excluded from federal income taxes. As a fundamental policy, the Fund will invest at least 80% of the value of its Assets in municipal obligations. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes.
Municipal obligations are securities that are issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, agencies and other groups with authority to act for the municipalities.
The Fund generally invests in short-term money market instruments such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.
For purposes of the 80% policy above, the Fund will only invest in municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax.
In addition to purchasing municipal obligations directly, the Fund may invest in municipal obligations by (1) purchasing instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, such as tender option bonds, or (2) purchasing participation interests in all or part of specific holdings of municipal obligations, provided that the applicable issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax.
The remaining 20% of the Fund’s total assets may be invested in securities subject to federal income tax or the federal alternative minimum tax.
The Fund is a money market fund managed in the following manner:
•
The Fund seeks to maintain a net asset value (“NAV”) of $1.00 per share.
•
The dollar-weighted average maturity of the Fund will be 60 days or less and the dollar-weighted average life to maturity will be 120 days or less.
•
The Fund will only buy securities that have remaining maturities of 397 days or less or securities otherwise permitted to be purchased because of maturity shortening provisions under applicable regulation.
•
The Fund invests only in U.S. dollar-denominated securities.
•
The Fund seeks to invest in securities that present minimal credit risk.
The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change. The Fund will at times hold some of its assets in cash.
The Fund’s adviser seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

Applicable Money Market Fund Regulations
Under the amendments to the Securities and Exchange Commission (“SEC”) rules that govern the operation of registered money market funds (“MMFs”), MMFs that qualify as “retail” (“Retail MMFs”) or “government” (“Government MMFs”) are permitted to continue to utilize amortized cost to value their portfolio securities and to transact at their existing $1.00 share price. MMFs that do not qualify as Retail MMFs or Government MMFs (collectively, “Institutional MMFs”) are required to price and transact in their shares at NAV reflecting current market-based values of their portfolio securities (i.e., at a “floating NAV”). The Fund intends to qualify as a Retail MMF.
Liquidity Fees and Redemption Gates
The Fund’s policies and procedures permit the Board to impose liquidity fees on redemptions and/or redemption gates in the event that the Fund’s weekly liquid assets were to fall below a designated threshold.
If the Fund’s weekly liquid assets fall below 30% of its total assets, the Board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed and/or gates on redemptions. In addition, if the Fund’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the Fund must impose a 1% liquidity fee on shareholder redemptions unless the Board determines that not doing so is in the best interests of the Fund.
Further Developments
The determination that the Fund will qualify as a Retail MMF remains subject to future change. Shareholders will be given notice of further developments, as appropriate.
In order to separate retail and non-retail investors, pursuant to relief granted by the SEC, the Fund may redeem investors that do not satisfy the eligibility requirements for Retail MMF investors. The Fund will provide advance written notification of its intent to make any such involuntary redemptions to the applicable shareholders, which will include more specific information about timing. Neither the Fund nor the adviser will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.
The Fund’s Main Investment Risks
The Fund is subject to management risk and the Fund may not achieve its objective if the adviser’s expectations regarding particular instruments or interest rates are not met.
You could lose money by investing in the Fund.Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate and variable securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns or a stable net asset value of $1.00 per share.
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

For example, the outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including, among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
Municipal Obligations Risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.
Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some obligations, including municipal lease obligations, carry additional risks.
Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the obligations and thus the value of the Fund’s investments. To the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs, currency fluctuations, and possible delayed settlement.
In addition to being downgraded, an insolvent municipality may file for bankruptcy. The reorganization of a municipality’s debts may significantly affect the rights of creditors and the value of the obligations issued by the municipality and the value of the Fund’s investments.
There may be times that, in the opinion of the adviser, municipal money market securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. As a temporary defensive position, the adviser may invest any portion of the Fund’s assets in obligations subject to federal income tax, or may hold any portion of the Fund’s assets in cash.
Government Securities Risk. U.S. government securities include securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) or other Government-Sponsored Enterprises (GSEs)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.
Tax Risk. The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax. Consult your tax professional for more information.
LIBOR Discontinuance or Unavailability Risk. The London Interbank Offering Rate ("LIBOR") is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published, and we recommend that you consult your advisors to stay informed of any such developments. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund's loans, notes, derivatives and other instruments or investments comprising some or all of a Fund's investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Fund’s investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for the Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Fund and its investments.
Risk of Regulation of Money Market Funds. The SEC and other regulatory agencies continue to review the regulation of money market funds. As of the date of this Prospectus, the SEC has proposed amendments to the rules that govern money market funds. These proposed amendments, if implemented, may affect the Fund’s investment strategies, performance, yield, expenses, operations and continued viability.
Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.
Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.
Structured Product Risk. Structured products, such as tender option bonds, involve structural complexities and potential risks that may not be present where a municipal security is owned directly. These enhanced risks may include additional counterparty risk (the risk that the counterparty will not fulfill its contractual obligations) and call risk (the risk that the instruments will be called and the proceeds may need to be reinvested). Additionally, an active trading market for such instruments may not exist. To the extent that a structured product provides a put, the Fund may receive a lower interest rate in return for such feature and will be subject to the risk that the put provider will be unable to honor the put feature (purchase the security). Finally, short-term municipal or tax-exempt structured products may present tax issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.
Net Asset Value Risk. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis. Furthermore, there can be no assurance that the Fund’s affiliates will purchase distressed assets from the Fund, make capital infusions, enter into capital support agreements or take other actions to ensure that the Fund maintains a net asset value of $1.00 per share. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the Fund, could face a universal risk of increased redemption pressures, potentially jeopardizing the stability of their net asset values. In general, certain other money market funds have in the past failed to maintain stable net asset values and there can be no assurance that such failures and resulting redemption pressures will not occur in the future.
Risk Associated with the Fund Holding Cash. The Fund will at times hold some of its assets in cash, which may hurt the Fund’s performance. Cash positions may also subject the Fund to additional risks and costs, such as increased exposure to the custodian bank holding the assets and any fees imposed for large cash balances.
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Reserve Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years.
To obtain current yield information call 1-800-766-7722. Past performance is not necessarily an indication of how the Fund will perform in the future.

YEAR-BY-YEAR RETURNS

Best Quarter	4Q 2018	0.25%
	2Q 2019
Worst Quarter	1Q, 2Q, 3Q and 4Q 2012 1Q, 2Q and 3Q 2013 1Q, 2Q and 3Q 2014 1Q, 2Q and 3Q 2015 1Q, 2Q and 3Q 2016 3Q and 4Q 2020 1Q, 2Q, 3Q and	0.00%
	4Q 2021

The Fund’s year-to-date total return	through	3/31/22	was	0.00%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2021)
	Past 1 Year	Past 5 Years	Past 10 Years
RESERVE SHARES	0.01%	0.39%	0.20%
Management
J.P. Morgan Investment Management Inc. (the adviser)
Purchase and Sale of Fund Shares
Purchase minimums
For Reserve Shares
To establish an account	$10,000,000
To add to an account	No minimum levels
You may purchase or redeem shares on any business day that the Fund is open:
•
Through your financial intermediary
•
By writing to J.P. Morgan Institutional Funds Service Center, P.O. Box 219265, Kansas City, MO 64121-9265
•
After you open an account, by calling J.P. Morgan Institutional Funds Service Center at 1-800-766-7722
Investments in the Fund are limited to accounts beneficially owned by natural persons.
Tax Information
The Fund’s distributions of interest on municipal obligations generally are not subject to federal income tax; however the Fund may distribute taxable dividends, including distributions of short-term capital gains, and long-term capital gains. In addition, interest on certain obligations may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on obligations that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes. When your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, you may be subject to federal income tax on ordinary income or capital gains upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

This Page Intentionally Left Blank.

SPRO-TFMM-R-722